SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) : August 8, 1996




                                  RTI INC.
             (Exact name of registrant as specified in its charter)




         NEW YORK                  0-5887                 11-2163152
 (State or other jurisdiction    (Commission            (I.R.S.Employer
   of incorporation)              file number)          Identification No.)





                108 Lake Denmark Road, Rockaway, New Jersey, 07866 (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code: (201) 625-8400




           (Former name or former address, if changed since last report)


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Item 2.     Acquisition or Disposition of Assets

      On August 8, 1996 (the "Closing Date"), RTI Inc. ("RTI") consummated the transactions (the "SGI Transaction") contemplated by the terms of the previously disclosed Asset Acquisition Agreement
(the "Acquisition Agreement"), dated as of February 26, 1996, between RTI and SteriGenics International ("SGI"), information with respect to which was previously reported by RTI in its definitive proxy statement (the "Proxy Statement") for its Annual Meeting held on August 6, 1996, which was filed with the Securities and Exchange
Commission on June 28, 1996.

      As previously disclosed in the Proxy Statement, on the Closing
Date and as part of the SGI Transaction, RTI and SGI entered into a lease (the "Lease") for a portion of RTI's property in Rockaway, New Jersey (the "Leased Property"). In order to obtain certain assurances from the New Jersey Department of Environmental
Protection (the "NJDEP"), SGI provided the NJDEP with a $500,000 letter of credit (the "L/C") to secure certain obligations of RTI to complete the environmental remediation on the Leased Property. In connection therewith, RTI has agreed that if the NJDEP has not voluntarily reduced the L/C by at least $40,000 by August 1, 1998, and by at least such amount by each anniversary thereafter through the end of the initial term of the Lease, RTI will provide a letter of credit to the NJDEP in the amount of such deficiency. RTI also has granted
SGI a right to set off the rental payments on the Lease in the event that the NJDEP draws down on the L/C and RTI fails to reimburse SGI therefor or if RTI otherwise commits certain defaults on its obligations to complete the environmental remediation on the site.
In the event that SGI elects not to renew the Lease, SGI has agreed to continue to provide to the NJDEP a letter of credit in an amount of up to $300,000 and RTI has agreed to keep in effect its letter of credit for up to the lesser of $200,000 or the amount then required by the NJDEP. The foregoing information with respect to the Lease is qualified in its entirety by the complete text of the Lease, a copy of which is filed as an exhibit hereto and is incorporated herein by reference.

Item 5.     Other Events

      On August 6, 1996, RTI held its 1996 Annual Meeting of
Shareholders, at which time each of the four incumbent directors of the Company who had been nominated by the Board of Directors for reelection as a director of RTI was re-elected as a director. The votes cast were as follows:

                                FOR         AGAINST       WITHHELD
Sanders Davies               1,111,545       17,754          51
C. W. McMillan               1,111,582       17,717          51
Theo W. Muller               1,115,692       13,607          51
George M. Whitmore, Jr.      1,111,619       17,680          51




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      At the Annual meeting, two additional proposals were voted upon as follows:

      (i) Proposal to sell substantially all of RTI's assets to SGI and to take such further action in connection therewith as necessary or desirable:

                 FOR             AGAINST           ABSTAIN
               905,050            23,722             8,613

      (ii) Proposal to ratify BDO Seidman, LLP as the independent auditors for the fiscal year ending December 31, 1996:

                 FOR             AGAINST           ABSTAIN
             1,098,291             1,956             9,053

Item 7.     Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired - not applicable


      (b)   Pro Forma Financial Information

            It is impracticable to provide the information required by this item 7(b) at this time. Such pro forma financial information will be filed under cover of a Form 8-K/A as soon as practicable, but not later than 60 days from August 23, 1996, the last date on which this report on Form 8-K was required to have been filed.

      (c)   Exhibits

            1. Asset Acquisition Agreement, dated as of February 26, 1996, between SteriGenics International and RTI Inc.
      (incorporated by reference; filed as an exhibit to RTI's Annual Report on Form l0-KSB for its fiscal year ended December 31,
      1995).

            2. Lease Agreement, dated as of August 8, 1996, between SteriGenics East Corporation, a wholly-owned subsidiary of SteriGenics International, and RTI Inc.



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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    RTI INC.


                                    By: /s/ Theo Muller
                                       Theo Muller
                                       President and Chief
                                       Executive Officer



Date: August 23, 1996








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